                             AMENDMENT NO. 3 AND WAIVER dated as of March 31,
                        2000 (this "Amendment") to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 2, 1998 as amended and restated as of October 15, 1999 (as the same may be further amended, supplemented and otherwise modified from time to time, the "Credit Agreement") by and among FAMILY GOLF CENTERS, INC., a Delaware corporation (the "Company"), the GUARANTORS name therein, the LENDERS named therein and THE CHASE MANHATTAN BANK, a New York banking corporation, as Agent for the lenders (in such capacity, the "Agent").


WHEREAS, subject to the terms and conditions hereof, the Credit Parties, the Lenders and the Agent desire to amend certain Sections of the Credit Agreement, and the Lenders and the Agent desire to waive compliance by the Credit Parties with certain Sections of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

         1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date as follows:

              (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in the correct alphabetical sequence the following new definition:

              "Budget' shall mean the six-week cash forecast prepared by the Company attached hereto as Schedule 2, which forecast sets forth, among other things, the Company's anticipated receipts and disbursements for the period commencing the week ending March 31, 2000 through and including the week ending May 5, 2000."

         (b) Section 3.03(b) of the Credit Agreement is hereby amended by adding to the end thereof the following sentence:

         "Notwithstanding the foregoing or anything else herein to the contrary, during the period from April 1, 2000 through May 5, 2000, (x) the Company may retain fifty percent (50%) of Net Cash Proceeds derived from the sale of the capital stock of Eagle Quest Golf Centers, Inc. to American Golf Corporation received during such period (unless pursuant to the formula set forth above the Company is entitled to retain less than fifty percent (50%) of such Net Cash Proceeds, in which case the Company may retain such lesser amount) and shall use such amount to prepay Tranche A Loans until the Tranche A Loans are repaid in full, and the Company shall pay fifty percent (50%) (unless pursuant to the formula set forth above the Company is required to pay more than fifty percent (50%) of such Net Cash Proceeds, in which case the Company shall pay such higher amount) of such Net Cash Proceeds to the Lenders to permanently prepay Tranche B Loans then outstanding and (y) except as set forth in clause (x) of this Section, the Company may retain sixty percent (60%) of Net Cash Proceeds received during such period (unless pursuant to the formula set forth above the Company is entitled to retain less than sixty percent (60%) of such Net Cash Proceeds, in which case the Company may retain such lesser amount) and shall use such amount to prepay Tranche A Loans until the Tranche A Loans are repaid in full, and the Company shall pay forty percent (40%) (unless pursuant to the formula set forth above the Company is required to pay more than forty percent (40%) of such Net Cash Proceeds, in which case the Company shall pay such higher amount) of such Net Cash Proceeds to the Lenders to permanently prepay Tranche B Loans then outstanding."

         (c) Section 3.03(d) of the Credit Agreement is hereby amended by adding to the chart set forth therein the following:

              "Date                        Principal Amount
              -----                        ----------------

              May 5, 2000                  $5,500,000"

         (d) Article VI of the Credit Agreement is hereby amended by adding to the end thereof the following new Section 6.27 and Section 6.28:

                  "Section 6.27. Compliance with Budget. Comply with and in all respects operate in strict accordance with the disbursements set forth in the Budget, including, without limitation, by not disbursing for any line item on a cumulative basis during the Budget period any amounts in excess of the forecasted disbursements for such line item.

                  Section 6.28. Amendment to Keen Realty Agreement. No later than April 5, 2000, deliver to the Agent a fully executed amendment to the agreement between the Company and Keen Realty Consultants Inc. which amendment shall set forth the release price for each property subject to the agreement."

         (e) The Credit Agreement is hereby amended by inserting in the correct numerical sequence a new Schedule 2 in the form of Exhibit A hereto.

         2. WAIVERS.

         (a) Compliance with (i) Sections 7.13(a) and (c) of the Credit Agreement, (ii) Section 6.16 of the Credit Agreement, but only with respect to the Company's obligation thereunder to add additional directors to its board of directors by March 31, 2000 and (iii) Section 8.01(f)(vii) of the Credit Agreement is hereby waived for the period commencing April 1, 2000 to and including 5:00 p.m. (New York City time) on May 5, 2000 (the "Waiver Period"); provided that (i) any breach during the Waiver Period in the timely performance, observance or fulfillment of any of the terms or conditions contained in this Amendment shall constitute an Event of Default under the Credit Agreement and, unless the Agent and the requisite number of Lenders otherwise agree in writing, shall result in an immediate termination of the effectiveness of the waivers contained herein; and (ii) an Event of Default shall be deemed to have occurred as of the close of business on the Waiver Termination Date (as defined below) if the Company is not in compliance as of such date with Sections 7.13(a) and (c) of the Credit Agreement at the levels set forth in the Credit Agreement as of the date hereof without giving effect to the waivers contained herein. In addition, the waivers provided for above shall automatically terminate upon the failure by the Company to comply in any respect with Section 6.27 of the Credit Agreement. As used herein, the term "Waiver Termination Date" shall mean 5:00 p.m. on May 5, 2000 (New York City time), or such later date as may be agreed upon in writing by the Agent and the Required Lenders. Upon the occurrence of any Event of Default, the Agent and the Lenders shall have all rights and remedies available to them under the Loan Documents, at law or otherwise with respect to each Event of Default, which rights and remedies are hereby expressly reserved.

         (b) Compliance with Section 6.03(a) of the Credit Agreement, but only with respect to the requirement therein that the report of Richard A. Eisner & Company, LLC or other certified public accountants shall be unqualified, is hereby waived only with respect to the report accompanying the financial statements of the Company and its Consolidated Subsidiaries for the fiscal year ending December 31, 1999.

         3. REPRESENTATIONS AND WARRANTIES. The Credit Parties represent and warrant that, after giving effect to this Amendment:

         (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         (b) no Default or Event of Default will have occurred and be continuing on and as of the date hereof.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 4 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

         (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Company, each Guarantor, the Agent and each of the requisite number of Lenders;

         (b) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel to the Agent; and

         (c) all fees and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Agent, PricewaterhouseCoopers LLC, professional adviser to the Agent's counsel and other fees, costs and expenses of the Agent and the Lenders which are owing from the Company and the Guarantors under the Credit Agreement or otherwise shall have been paid in full.

         5. MISCELLANEOUS.

         (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         (b) Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

         (c) The amendments and waivers herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

         (d) Should there be a need for further amendments or waivers with respect to the matters addressed herein or any other matters, requests for such amendments or waivers shall be evaluated by the Lenders when formally requested, in writing, by the Company, and the Lenders may deny any such requests for any reason in their sole discretion.

         (e) This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. Facsimile signatures at the foot hereof shall be given the same effect as originals.

         (f) This Amendment shall constitute a Loan Document.

         (g) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of law.

         (h) The Company agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         (i) The Credit Parties acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay the Obligations under or in respect of the Credit Agreement and all other Loan Documents. The Credit Parties hereby release and forever discharge the Agent, the Lenders and all of their officers, directors, employees, agents, advisors and attorneys from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

IN WITNESS WHEREOF, the Company, the Guarantors, the Agent and the Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              FAMILY GOLF CENTERS, INC.

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              TPT EL SEGUNDO, INC.
                              GLOBAL GOLF/GAVILAN
                              INDIAN RIVER FAMILY GOLF CENTERS, INC.
                              TUCSON FAMILY GOLF CENTERS, INC.
                              CINCINNATI FAMILY GOLF CENTERS, INC.
                              ST. LOUIS FAMILY GOLF CENTERS, INC.
                              WEST PALM BEACH FAMILY GOLF CENTERS, INC.
                              SAN JOSE FAMILY GOLF CENTERS, INC.
                              EASTON FAMILY GOLF CENTERS, INC.
                              RANDALL'S ISLAND FAMILY GOLF CENTERS, INC.
                              PRIVATIZATION PLUS, INC.
                              WESTMINSTER FAMILY GOLF CENTERS, INC.
                              CAROLINA SPRINGS FAMILY GOLF CENTERS, INC.
                              ORIENT ASSOCIATES INTERNATIONAL, INC.
                              SKYDRIVE ALLEY POND COMPANY, INC.
                              SKYDRIVE GREENBURGH CO., INC.
                              SKYCON CONSTRUCTION CO., INC.
                              SKYDRIVE WILLOWBROOK, NJ, INC.
                              SKYDRIVE CO., INC.
                              PELHAM FAMILY GOLF CENTERS, INC.
                              RICHMOND FAMILY GOLF CENTERS, INC.
                              PEACHTREE FAMILY GOLF CENTERS, INC.
                              ALPHARETTA FAMILY GOLF CENTERS, INC.
                              VALLEY VIEW FAMILY GOLF CENTERS, INC.
                              MESA FAMILY GOLF CENTERS, INC.

                              VIRGINIA BEACH FAMILY GOLF CENTERS, INC.
                              DENVER FAMILY GOLF CENTERS, INC.
                              FLANDERS FAMILY GOLF CENTERS, INC.
                              MARGATE FAMILY GOLF CENTERS, INC.
                              BROOKLYN FAMILY GOLF CENTERS, INC.
                              LAKE GROVE FAMILY GOLF CENTERS, INC.
                              GOLDEN SPIKES, INC.
                              WHITEHALL FAMILY GOLF CENTERS, INC.
                              SPORTS PLUS PROPERTIES, INC.
                              SPORTS PLUS PROPERTIES, LLC
                              GENPROP, LLC
                              ICEWORKS OF AMERICA, INC.
                              COMMACK FAMILY GOLF CENTERS, INC.
                              GREENVILLE FAMILY GOLF CENTERS, INC.
                              CHICAGO FAMILY GOLF CENTERS, INC.
                              FLEMINGTON FAMILY GOLF CENTERS, INC.
                              YORKTOWN FAMILY GOLF CENTERS, INC.
                              THE PRACTICE TEE, INC.
                              THE SEVEN IRON, INC.
                              C.B. FAMILY GOLF CENTERS, INC.
                              DARLINGTON FAMILY GOLF CENTERS, INC.
                              MAINEVILLE FAMILY GOLF CENTERS, INC.
                              MILWAUKEE FAMILY GOLF CENTERS, INC.
                              OLNEY FAMILY GOLF CENTERS, INC.
                              PALM DESERT FAMILY GOLF CENTERS, INC.
                              BROWARD FAMILY GOLF CENTERS, INC.
                              ENGLEWOOD FAMILY GOLF CENTERS, INC.
                              RALEIGH FAMILY GOLF CENTERS, INC.
                              TEMPE FAMILY GOLF CENTERS, INC.
                              FEDERAL WAY FAMILY GOLF CENTERS, INC.
                              COUNTY LINE FAMILY GOLF CENTERS, INC.
                              FAIRFIELD FAMILY GOLF CENTERS, INC.
                              CONFIDENCE GOLF, INC.
                              KANSAS FAMILY GOLF CENTERS, INC.
                              ELK GROVE FAMILY GOLF CENTERS, INC.
                              SPORTS PLUS CINCINNATI, INC.
                              WICHITA FAMILY GOLF CENTERS, INC.
                              BLUE EAGLE OF FLORIDA, INC.
                              SPORTS PLUS RALEIGH, INC.
                              SPORTS PLUS WOODBRIDGE, INC.
                              METROGOLF INCORPORATED
                              METROGOLF VIRGINIA, INC.

                              METROGOLF NEW YORK, INC.
                              FAMILY GOLF ACQUISITION, INC.
                              BRONX FAMILY GOLF CENTERS, INC.
                              MILPITAS FAMILY GOLF CENTERS, INC.
                              SAN BRUNO FAMILY GOLF CENTERS, INC.
                              INTERBAY FAMILY GOLF CENTERS, INC.
                              CARVER FAMILY GOLF CENTERS, INC.
                              PALM FAMILY GOLF CENTERS, INC.
                              CERRITOS FAMILY GOLF CENTERS, INC.
                              PHILADELPHIA FAMILY GOLF CENTERS, INC.,
                                 AS SUCCESSOR BY MERGER TO PINLEY
                                 ENTERPRISES LTD.
                              ENCINO/BALBOA FAMILY GOLF CENTERS, INC.
                              HOLBROOK FAMILY GOLF CENTERS, INC.
                              SHELTON FAMILY GOLF CENTERS, INC.
                              SPORTS PLUS NEW ROCHELLE, INC.
                              METROGOLF SAN DIEGO INC.
                              METROGOLF ILLINOIS CENTER, INC.
                              METROGOLF MANAGEMENT, INC.
                              FAMILY GOLF VENDING, INC.
                              OVERLAND FAMILY GOLF CENTERS, INC.
                              PARDOC VENDING CORP.
                              EAGLE QUEST GOLF CENTERS (TEXAS II) INC.
                              EAGLE QUEST GOLF CENTERS (CALIFORNIA) INC.
                              EAGLE QUEST GOLF CENTERS (H.P.) INC.
                              EAGLE QUEST GOLF CENTERS (WASHINGTON) INC.
                              GOLF PARK, INC.
                              GOOSE CREEK GOLF PARTNERS
                                 LIMITED PARTNERSHIP
                              VINTAGE NEW YORK GOLF, LLC
                              SACRAMENTO FAMILY GOLF CENTERS, INC.
                              PORTLAND FAMILY GOLF CENTERS, INC.
                              CARLSBAD FAMILY GOLF CENTERS, INC.
                              EVERGREEN FAMILY GOLF CENTERS, INC.
                              OVERLAND PARK, LLC
                              EAGLE QUEST GOLF CENTERS (TEXAS) INC.
                              PRECISION COURSES, INC.
                              IMG PROPERTIES, INC.
                              EAGLE QUEST GOLF CENTERS ENTERTAINMENT, INC.
                              EAGLE QUEST GOLF CENTERS (U.S.) INC.

                              SOLANO GOLF CENTER, LP
                              ILLINOIS CENTER GOLF PARTNERS, L.P.
                              GBGC FAMILY GOLF CENTERS, INC.
                              VOORHEES FAMILY GOLF CENTERS, INC.
                              EL CAJON FAMILY GOLF CENTERS, INC.
                              BLUE EAGLE OF KANSAS, INC.
                              BLUE EAGLE (OP) INC.
                              SKATENATION, INC.
                              RECREATIONAL MANAGEMENT CORPORATION
                              SKATENATION OF RICHMOND WEST, LLC
                              SKATENATION OF PRINCE WILLIAM, LLC
                              SKATENATION OF PINEY ORCHARD, LLC
                              82ND AVENUE GOLF RANGE, INC.
                              EVERGREEN GOLF COURSE, LLC
                              EAGLE QUEST GOLF CENTERS (WASHINGTON II), INC. KANSAS CITY FAMILY GOLF CENTERS, INC.
                              BLUE EAGLE OF FLORIDA, INC.
                              PINNACLE ENTERTAINMENT, INC.
                              RECREATIONAL MANAGEMENT
                                SERVICES CORPORATION
                              RECREATIONAL MANAGEMENT SERVICES
                                CORPORATION OF NEW JERSEY, INC.
                              SKATENATION OF RICHMOND SOUTH, LLC
                              SKATENATION OF RESTON, LLC
                              INTERNATIONAL SKATING CENTER OF
                                CONNECTICUT, LLC
                              RMSC OF CALIFORNIA, INC.
                              LODI FAMILY GOLF CENTERS, INC.

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              THE CHASE MANHATTAN BANK,
                              as Agent and as a Lender


                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              CIBC, INC., as a Lender

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              BANK OF AMERICA, N.A., as a Lender

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              THE DIME SAVINGS BANK OF NEW YORK FSB, as a Lender

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              THE MERCHANTS BANK OF NEW YORK,
                              as a Lender

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT A

                                   SCHEDULE 2

                                 [Attach Budget]